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                                                                   Exhibit 10.10

                            TETRA TECHNOLOGIES, INC.

                         1998 DIRECTOR STOCK OPTION PLAN

                             I. Purpose of the Plan

      The purpose of the TETRA Technologies, Inc. 1998 Director Stock Option Plan (the "Plan") is to permit TETRA Technologies, Inc., a Delaware corporation (the "Company"), to attract and retain qualified individuals to serve as directors of the Company and to align the interests of such individuals more closely with the interest of the Company's stockholders. Accordingly, the Company may make awards ("Awards") to directors in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share ("Stock"). Options shall be nonqualified stock options, which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                               II. Administration

      The Plan shall be administered by the Board of Directors of the Company (the "Board") or such committee of members of the Board as the Board may appoint (the "Committee"). Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

      The Committee shall have the sole authority to determine the terms and provisions of the Option agreements (collectively, the "Agreements") entered into in connection with Awards under the Plan; to prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the Agreements in its discretion.

      The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. Members of the Committee shall not receive compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provisions of the Plan or of any Award under the Plan and any determination by the Committee under any provision of the Plan or any such Award shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers liability insurance coverage that may be in effect from time to time.

      The Committee shall have authority to grant Options, to determine the purchase price of the Stock covered by each Option (the "Exercise Price"), the term of each Option, the directors to whom, and the times at which, Options shall be granted, and the number of shares to be covered by each Option. All decisions made by the Committee in selecting the persons to whom Awards shall be granted, in establishing the number of shares covered by each Award and the other terms and provisions thereof, and in construing the provisions of the Plan and the Agreements shall be final.

      Only directors of the Company shall be eligible to receive Awards under the Plan. In no event shall any director or his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.


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                         III. Shares Subject to the Plan

      The aggregate number of shares which may be issued under Awards granted under the Plan shall not exceed 75,000 shares of Stock of the Company. Such shares shall consist of previously issued shares reacquired by the Company. Until termination of the Plan and the expiration of all Awards granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Awards. The aggregate number of shares which may be issued under Awards granted under the Plan shall be subject to adjustment as provided in Article V hereof.

                              IV. Grants of Options

            A. Options. Options granted under the Plan shall be for such number of shares of Stock and subject to such terms and conditions. The Committee may grant Options at any time and from time to time through, but not after December 14, 2008 to any optionee eligible to receive the same.

            B. Terms of Options. Options granted pursuant to this Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with this Plan, as the Committee shall deem advisable. References herein to an Agreement shall include, to the extent applicable, any amendments to such Agreement.

                  1. Payment of Option Exercise Price. Upon exercise of an
            Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company (i) in cash or by check payable and acceptable to the Company, (ii) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price and any required tax withholdings from the proceeds of such sale. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. Payment instruments will be received subject to collection.

                  2. Number of Shares. Each Agreement shall state the total
            number of shares of Stock that are subject to the Option.

                  3. Exercise Price. The Exercise Price for each Option shall be fixed by the Committee at the Grant Date.

                  4. Market Value Per Share. The "Market Value Per Share" as of
            any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Stock is listed for trading on a national or regional stock exchange, the closing price quoted on such exchange which is published in The Wall Street Journal reports for the day of the grant, or if no trade of the Stock shall have been reported for such date, the closing price quoted on such exchange which is published in The Wall Street Journal reports for the next day prior thereto on which a trade of the Stock was so reported, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or through a similar organization if NASDAQ is no longer reporting such information. If shares of the Stock are not listed or admitted


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            to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Value Per Share" shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

                  5. Term. The term of each Option shall be determined by the
            Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or an Agreement to the contrary, expire not more than ten years from the Grant Date or, if earlier, the date specified in the Agreement.

                  6. Date of Exercise. In the discretion of the Committee, each
            Agreement may contain a provision not inconsistent with Article V.E. stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time specified in such Agreement, subject to Article V.E., and except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion amend any outstanding Option to accelerate the time that such Option shall be exercisable or to provide that the time for exercising such Option shall be accelerated upon the occurrence of a specified event.

                  7. Termination of Directorship. In the event that an
            optionee's term as a director of the Company shall terminate, the optionee's Options shall be exercisable by him as set forth in the Agreement governing such Options.

                      V. Recapitalization or Reorganization

            A. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Stock, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

            B. The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which such Award may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the Exercise Price per share shall be proportionately increased.

            C. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Awards theretofore granted or the Exercise Price per share of outstanding Awards.

            D. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the


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      Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

            E. Notwithstanding any other provision of this Plan to the contrary, in the event of a Corporate Change, all outstanding Awards automatically shall become fully vested immediately prior to such Corporate Change (or such earlier time as set by the Committee), all restrictions, if any, with respect to such Awards shall lapse, all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full, and unless the Company survives as an independent publicly traded company, all Options outstanding at the time of the event or transaction shall terminate, except to the extent provision is made in writing in connection with such event or transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. A "Corporate Change" shall have occurred if:

                  (i) the Company shall not be the surviving entity in any
            merger or consolidation (or survives only as a subsidiary of another entity),

                  (ii) the Company sells, exchanges, disposes or otherwise
            transfers all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary),

                  (iii) any person or entity (including a "group" as
            contemplated by Section 13(d)(3) of the 1934 Act) after the date hereof acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock,

                  (iv) the Company is to be dissolved and liquidated, or

                  (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

            For purposes of the Corporate Changes described in (iii) and (v) above, the "Committee" shall be either the Committee as constituted prior to the occurrence of such Corporate Change or, if no Committee had been appointed, the Board as constituted prior to the occurrence of such Corporate Change.

            Notwithstanding the foregoing, with the consent of the optionee, the Committee may in lieu of the foregoing make such provision with respect to any Corporate Change as it deems appropriate.

                            VI. Optionee's Agreement

      If, at the time of the exercise of any Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the optionee exercising the Award to agree to hold any shares issued to the optionee for investment and without intention to resell or distribute the same and for the optionee to agree to dispose of such shares only in compliance with such laws and regulations, the optionee will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

                  VII. Termination of Authority to Grant Awards

      No Awards will be made pursuant to this Plan after December 14, 2008.


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                         VIII. Amendment and Termination

      The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Awards hereunder; provided, that no change in any Award theretofore granted may be made which would impair the rights of the optionee, without the consent of such optionee.

                IX. Preemption by Applicable Laws and Regulations

      Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either Company or the employee or consultant (or the employee's or consultant's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, or such payment, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

                                X. Miscellaneous

            A. No Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to shares covered by such optionee's Award until the date of the issuance of shares to the optionee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

            B. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any optionee, such optionee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

            C. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company from taking any corporate action that is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No optionee, beneficiary or other person shall have any claim against the Company as a result of any such action.

            D. Non-assignability. Neither an optionee nor an optionee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such optionee's or beneficiary's interest arising under the Plan or any Award received under the Plan; nor shall such interest be subject to seizure for the payment of an optionee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an optionee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Award.

            E. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to the Plan will be used for general purposes.

            F. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

      Adopted effective as of December 14, 1998.


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